                       METLIFE INTERNATIONAL EQUITY FUND
                     A SERIES OF METLIFE PORTFOLIOS, INC.
                               SHARE CERTIFICATE
                     METLIFE INTERNATIONAL EQUITY FUND - A

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                            ------------------------------------
                                             CUSIP
                                            ------------------------------------

Shares of Beneficial Interest of METLIFE INTERNATIONAL EQUITY FUND, a
SERIES OF METLIFE PORTFOLIOS, INC. (the "Corporation"), the said shares being issued, received and held under and subject to the terms and provisions of the Articles of Incorporation establishing the Fund, and all amendments thereto, copies of which are on file with the Department of Assessments and Taxation of the State of Maryland. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Corporation properly endorsed for transfer. Under provisions of the Articles of Incorporation, shares of beneficial interest of the Fund under certain circumstances may be called for redemption by the Corporation at any time and from time to time and redeemed on the date fixed for redemption at the applicable redemption price determined by the Corporation's Board of Directors. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile signatures of the Trust's duly authorized officers.


                                            Dated:

          /s/ Elliot Reiter                 /s/ Jeffrey J. Hodgman
          -----------------                 ----------------------
              TREASURER                                  PRESIDENT

                              COUNTERSIGNED: STATE STREET BANK AND TRUST COMPANY TRANSFER AGENT (BOSTON, MASSACHUSETTS)
                              P.O. BOX 8408, BOSTON, MA 02266-8408

                              BY

                              __________________________________________________
                                                              AUTHORIZED OFFICER

     The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION   EQUIVALENT                              ABBREVIATION        EQUIVALENT
JT TEN         As joint tenants, with right of         TEN IN COM          As tenants in common
               survivorship and not as tenants         TEN BY ENT          As tenants by the entireties
               in common                               UNIF GIFT MIN ACT   Under Uniform Gifts to
                                                                           Minors Act

ADM            Administrator(s)                        FDN                 Foundation
               Administratrix                          PL                  Public Law
AGMT           Agreement                               TR                  (As) trustee(s), for, of
CUST           Custodian for                           UA                  Under agreement
EST            Estate, Of estate of                    UW                  Under Will of, Of Will of,
EX             Executor(s), Executrix                                      Under last Will & Testament
FBO            For the benefit of

               Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________________ hereby sell, assign and transfer unto
                                           (I/we)

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

______________________________
[                            ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________________Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
__________________Attorney to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated                      Signature(s)________________________

                           ____________________________________
                           (The signature(s) to this assignment
                           must correspond with the name(s) as
                           written upon the face of this
                           Certificate in every particular
                           without alteration or enlargement or
                           any change whatsoever. If more than
                           one owner all must sign.)

Signature Guaranteed By

___________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution.)

                               IMPORTANT NOTICE:
When you sign your name to the Transfer Form without filing in the name of your "Assignee", this share certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space. Alternatively instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned share certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a share certificate.
                               REDEMPTION FORMS
The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of
__________________________________________________________________________Shares
       (Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of beneficial interest represented by this Certificate in accordance with the terms of the Amended and Restated Master Trust Agreement dated as noted on the face of the Certificate and all amendments thereto.

________________________________________________________________________________
Signature Guaranteed By

                           Signature(s)________________________

                           ____________________________________
                           (The signature(s) to this assignment
                           must correspond with the name(s) as
                           written upon the face of this
                           Certificate in every particular
                           without alteration or enlargement or
                           any change whatsoever. If more than
                           one owner all must sign.)

___________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                           ____________________________________
                                          Address

                    METLIFE INTERNATIONAL FIXED INCOME FUND
                     A SERIES OF METLIFE PORTFOLIOS, INC.
                               SHARE CERTIFICATE
                  METLIFE INTERNATIONAL FIXED INCOME FUND - A

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                            ------------------------------------
                                             CUSIP
                                            ------------------------------------
Shares of Beneficial Interest of METLIFE INTERNATIONAL FIXED INCOME FUND. A SERIES OF METLIFE PORTFOLIOS, INC. (the "Corporation"), the said shares being issued, received and held under and subject to the terms and provisions of the Articles of Incorporation establishing the Fund, and all amendments thereto, copies of which are on file with the Department of Assessments and Taxation of the State of Maryland. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Corporation properly endorsed for transfer. Under provisions of the Articles of Incorporation, shares of beneficial Interest of the Fund under certain circumstances may be called for redemption by the Corporation at any time and from time to time and redeemed on the date fixed for redemption at the applicable redemption price determined by the Corporation's Board of Directors. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile signatures of the Trust's duly authorized officers.


                                            Dated:

          /s/ Elliot Reiter                 /s/ Jeffrey J. Hodgman
          -----------------                 ----------------------
              TREASURER                                  PRESIDENT

                              COUNTERSIGNED: STATE STREET BANK AND TRUST COMPANY TRANSFER AGENT (BOSTON, MASSACHUSETTS)
                              P.O. BOX 8408, BOSTON, MA 02266-8408

                              BY

                              __________________________________________________
                                                              AUTHORIZED OFFICER

     The following abbreviations,when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION   EQUIVALENT                              ABBREVIATION        EQUIVALENT
JT TEN         As joints tenants, with right of        TEN IN COM          As tenants in common
               survivorship and not as tenants         TEN BY ENT          As tenants by the entireties
               in common                               UNIF GIFT MIN ACT   Under Uniform Gifts to
                                                                           Minors Act

ADM            Administrator(s)                        FDN                 Foundation
               Administratix                           PL                  Public Law
AGMT           Agreement                               TR                  (As) trustees(s), for, or
CUST           Custodian for                           UA                  Under agreement
EST            Estate, Of estate of                    UW                  Under Will of, Of Will of,
EX             Executor(s), Executrix                                      Under last Will & Testament
FBO            For the benefit of

              Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________________________ hereby
                                        (I) we)
sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFY NUMBER OF ASSIGNEE

______________________________
[                            ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
__________________Attorney to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated                        Signature(s)________________________

                             ____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon the face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)
Signature Guarantee By

_________________________________________
(Signature(s) must be guarantee by a bank, a member firm of a national stock exchange, or eligible guarantor institution.)

                               IMPORTANT NOTICE:
When you sign your name to this Transfer Form without filling in the name of your "Assignee," this share certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned share certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a share certificate.

                               REDEMPTION FORMS
The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of
__________________________________________________________________________Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balances.)

of beneficial interest represented by this Certificate in accordance with the terms of the Amended and Restated Master Trust Agreement dated as noted on the face of the Certificate, and all amendments thereto.

________________________________________________________________________________
Signature Guaranteed By

                             Signature(s)________________________

                             ____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon the face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)


____________________________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                             _____________________________________
                                             Address

                             _____________________________________

                       METLIFE INTERNATIONAL EQUITY FUND
                     A SERIES OF METLIFE PORTFOLIOS, INC.
                               SHARE CERTIFICATE
                     METLIFE INTERNATIONAL EQUITY FUND - C

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                            ------------------------------------
                                             CUSIP
                                            ------------------------------------
Shares of Beneficial Interest of METLIFE INTERNATIONAL EQUITY FUND. A SERIES OF METLIFE PORTFOLIOS, INC. (the "Corporation"), the said shares being issued, received and held under and subject to the terms and provisions of the Articles of Incorporation establishing the Fund, and all amendments thereto, copies of which are on file with the Department of Assessment and Taxation of the State of Maryland. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owners thereof in person or by attorney upon surrender of this certificate to the Corporation properly endorsed for transfer. Under provisions of the Articles of Incorporation, shares of beneficial interest of the Fund under certain circumstances may be called for redemption by the Corporation at any time and from time to time and redeemed on the date fixed for redemption at the applicable redemption price determined by the Corporation's Board of Directors. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile signatures of the Trust's duly authorized officers.


                                            Dated:

          /s/ Elliot Reiter                 /s/ Jeffrey J. Hodgman
          -----------------                 ----------------------
              TREASURER                                  PRESIDENT

                              COUNTERSIGNED: STATE STREET BANK AND TRUST COMPANY TRANSFER AGENT (BOSTON, MASSACHUSETTS)
                              P.O. BOX 8408, BOSTON, MA 02266-8408

                              BY

                              __________________________________________________
                                                              AUTHORIZED OFFICER

The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.


ABBREVIATION   EQUIVALENT                              ABBREVIATION        EQUIVALENT
JT TEN         As joint tenants, with right of         TEN IN COM          As tenants in common
               survivorship and not as tenants         TEN BY ENT          As tenants by the entireties
               in common                               UNIF GIFT MIN ACT   Under Uniforms Gifts to
                                                                           Minors Act

ADM            Administrator(s)                        FDN                 Foundation
               Administratix                           PL                  Public Law
AGMT           Agreement                               TR                  (As) trustee(s), for,of
CUST           Custodian for                           UA                  Under agreement
EST            Estate, Of estate of                    UW                  Under Will of , Of Will of,
EX             Executor(s), Executrix                                      Under last Will & Testament
FBO            For the benefit of

Additional abbreviations may also be used though not in the above list.

    For value received, ______________________________ hereby sell, assign and transfer unto
                                      (I/we)

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFY NUMBER OF ASSIGNEE

__________________________________
[                                ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated                        Signature(s)________________________

                             ____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon thee face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)
Signature Guaranteed By

__________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                              IMPORTANT NOTICE:
When you sign your name to the Transfer Form without filling the name of your "Assignee," this share certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned share certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a share certificate.

                               REDEMPTION FORMS
The undersigned hereby tenders to the Trust the within Certificate property endorsed with any requisite guarantee of signature and supporting papers and requests the redemptions of
__________________________________________________________________________Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of beneficial interest represented by this Certificate in accordance with the terms of the Amended and Restated Master Trust Agreement dated as noted on the face of the Certificate, and all amendments thereto

________________________________________________________________________________
Signature Guaranteed By

                             Signature(s)_________________________

                             _____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon the face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)


__________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                             ____________________________________
                                           Address

                    METLIFE INTERNATIONAL FIXED INCOME FUND
                     A SERIES OF METLIFE PORTFOLIOS, INC.
                               SHARE CERTIFICATE
                  METLIFE INTERNATIONAL FIXED INCOME FUND - C

THIS CERTIFIES that                                              is the owner of


                                            *SEE REVERSE FOR CERTAIN DEFINITIONS

                                            ------------------------------------
                                             CUSIP
                                            ------------------------------------
Shares of Beneficial Interest of METLIFE INTERNATIONAL FIXED INCOME FUND, A SERIES OF METLIFE PORTFOLIOS, INC. (the "Corporation"), the said shares being issued, received and held under and subject to the terms and provisions of the Articles of Incorporation establishing the Fund, and all amendments thereto, copies of which are on file with the Department of Assessments and Taxation of the State of Maryland. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owners thereof in person or by attorney upon surrender of this certificate to the Corporation properly endorsed for transfer. Under provisions of the Articles of Incorporation, shares of beneficial interest of the Fund under certain circumstances may be called for redemption by the Corporation at any time and from time to time and redeemed on the date fixed for redemption at the applicable redemption price determined by the Corporation's Board of Directors. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile signatures of the Trust's duly authorized officers.


                                            Dated:

          /s/ Elliot Reiter                 /s/ Jeffrey J. Hodgman
          -----------------                 ----------------------
              TREASURER                                  PRESIDENT

                              COUNTERSIGNED: STATE STREET BANK AND TRUST COMPANY TRANSFER AGENT (BOSTON, MASSACHUSETTS)
                              P.O. BOX 8408, BOSTON, MA 02266-8408

                              BY

                              __________________________________________________
                                                              AUTHORIZED OFFICER

The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION   EQUIVALENT                              ABBREVIATION        EQUIVALENT
JT TEN         As joint tenants, with right of         TEN IN COM          As tenants in common
               survivorship and not as tenants         TEN BY ENT          As tenants by the entireties
               in common                               UNIF GIFT MIN ACT   Under Uniform Gifts to
                                                                           Minors Act

ADM            Administrator(s)                        FDN                 Foundation
               Administratix                           PL                  Public Law
AGMT           Agreement                               TR                  (As) trustee(s), for,of
CUST           Custodian for                           UA                  Under agreement
EST            Estate, Of estate of                    UW                  Under Will of , Of Will of,
EX             Executor(s), Executrix                                      Under last Will & Testament
FBO            For the benefit of

Additional abbreviations may also be used though not in the above list.

     For value received, ______________________________ hereby sell, assign and transfer unto
                                      (I/we)

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

__________________________________
[                                ]
________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said shares on the books of the Trust with full power of substitution in the premises.

Dated                        Signature(s)________________________

                             ____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon the face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)
Signature Guaranteed By

__________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                              IMPORTANT NOTICE:
When you sign your name to the Transfer Form without filling the name of your "Assignee," this share certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned share certificate and the signed "stock power" in separate envelopes . For added protection, use registered mail for a share certificate.

                               REDEMPTION FORMS
The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of
__________________________________________________________________________Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of beneficial interest represented by this Certificate in accordance with the terms of the Amended and Restated Master Trust Agreement dated as noted on the face of the Certificate, and all amendments thereto

________________________________________________________________________________
Signature Guaranteed By

                             Signature(s)_________________________

                             _____________________________________
                             (The signature(s) to this assignment
                             must correspond with the name(s) as
                             written upon the face of this
                             Certificate in every particular,
                             without alteration or enlargement or
                             any change whatsoever. If more than
                             one owner, all must sign.)


__________________________________________
(Signature(s) must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.)

                             ____________________________________
                                           Address